UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 4, 2024

Ciena Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36250

Delaware
(State or other jurisdiction of incorporation)
7035 Ridge Road, Hanover, MD
(Address of principal executive offices)

23-2725311
(IRS Employer Identification No.)
21076
(Zip Code)
Registrant's telephone number, including area code: (410) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CIEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On September 4, 2024, Ciena Corporation ("Ciena") issued a press release announcing its financial results for its fiscal third quarter ended July 27, 2024. The text of the press release is furnished as Exhibit 99.1 to this Report. As discussed in this press release, Ciena will be hosting an investor call to discuss its results of operations for its fiscal third quarter ended July 27, 2024.

In conjunction with the issuance of this press release, Ciena posted to the quarterly results page of the Investors section of www.ciena.com an accompanying investor presentation. The investor presentation is furnished as Exhibit 99.2 to this Report.

The information in Exhibits 99.1 and 99.2, as well as Item 2.02 of this Report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. Investors are encouraged to review the “Investors” page of our website at www.ciena.com because, as with the other disclosure channels that we use, from time to time we may post material information exclusively on that site.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On August 28, 2024, James E. Moylan, Jr., (age 73), Senior Vice President and Chief Financial Officer, notified Ciena of his decision to retire in twelve months, effective August 28, 2025 (the “Effective Date”), following more than 16 years of dedicated and distinguished service in such role.

Ciena is commencing a search process to identify Mr. Moylan's successor. Mr. Moylan and Ciena expect that he will continue in his role until such time as his successor is in place and responsibilities have been transitioned, and that he will remain an employee and continue to provide support until the Effective Date.

In connection with this announcement, Ciena issued a press release, which is furnished as Exhibit 99.3 to this Report.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Document

Exhibit 99.1	Text of Press Release dated September 4, 2024, issued by Ciena Corporation, reporting its results of operations for its fiscal third quarter ended July 27, 2024.
Exhibit 99.2	Investor Presentation for Ciena Corporation's fiscal third quarter ended July 27, 2024.
Exhibit 99.3	Text of Press Release, dated September 4, 2024, issued by Ciena Corporation, announcing the planned retirement of James E. Moylan, Jr., Senior Vice President and Chief Financial Officer.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: September 4, 2024	By:	/s/ Sheela Kosaraju
Sheela Kosaraju
Senior Vice President, General Counsel and Assistant Secretary